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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  August 19, 1997





                       MORGAN STANLEY ABS CAPITAL II INC.
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    (Exact name of registrant as specified in its charter)



 Delaware                         333-26581        Not Yet Available
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(State or Other Jurisdiction     (Commission       (I.R.S. Employer   of
Incorporation)                    File Number)      Identification No.)


1585 Broadway
New York, New York                             10036
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(Address of Principal                          (Zip Code)
Executive Offices)


  Registrant's telephone number, including area code (212) 761-2063
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(Former Address:

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Item 5.  Other Events
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        Attached hereto as Exhibit 99 are certain materials prepared by Morgan
Stanley ABS Capital II Inc. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corpora-tion-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corpora-tion and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:  99



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MORGAN STANLEY ABS CAPITAL II INC.


By: /s/ Murray C. Stoltz
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    Name: Murray C. Stoltz



Dated:  August 19, 1997




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                                Exhibit Index
                                -------------




 Exhibit
   No.
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  99       Certain materials prepared by Morgan Stanley ABS Capital II Inc.
           that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Commission to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.